UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2007

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 7.01 Regulation FD Disclosure
Investor and Analyst Meeting
     Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”) is making a presentation to investors and analysts in Veil, Colorado on February 6, 2007. Copies of the presentation may be available to such investors and analysts as early as February 5, 2007. Copies of the slides to be presented are attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Pinnacle West slide presentation to investors and analysts in Veil, Colorado on February 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: February 5, 2007	By:	/s/ Nancy C. Loftin
Nancy C. Loftin
Vice President, General Counsel and Secretary

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: February 5, 2007	By:	/s/ Nancy C. Loftin
Nancy C. Loftin
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Pinnacle West slide presentation to investors and analysts in Veil, Colorado on February 6, 2007.